UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 10, 2022 (January 6, 2022)
Date of Report (date of earliest event reported)

CLARIVATE PLC
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
(State or other jurisdiction of incorporation or organization)
001-38911
(Commission File Number)
N/A
(I.R.S. Employer Identification No.)

70 St. Mary Axe
London	EC3A 8BE
United Kingdom
(Address of Principal Executive Offices)
(44) 207-433-4000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	CLVT	New York Stock Exchange
5.25% Series A Mandatory Convertible Preferred Shares, no par value	CLVT PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

Mukhtar Ahmed, President, Science Segment of Clarivate Plc (the “Company”) will step down from his position, effective April 1, 2022. Following such date, Mr. Ahmed will remain available in an advisory capacity until October 1, 2022.

The Company’s press release dated January 10, 2022 announcing this management change is attached hereto as Exhibit 99.1.

(e)

On January 7, 2022, the Company entered into a separation agreement with Mr. Ahmed. The separation agreement includes customary terms and conditions and provides that Mr. Ahmed is entitled to the following: (i) cash, composed of severance and a prorated portion of his 2022 bonus, in the total amount of approximately $2,406,000 (converted from pounds (GBP) at the exchange rate as of January 7, 2022) payable (a) one third within 30 days of October 1, 2022 and (b) the remaining two thirds paid in four quarterly installments following October 1, 2022; and (ii) accelerated vesting of 28,591 unvested restricted stock units. In addition, the period of time during which any vested stock options will remain exercisable will be extended to December 31, 2024.

The foregoing description of the agreement with Mr. Ahmed contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of his agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

No.	Description
99.1	Press release issued by Clarivate Plc dated January 10, 2022.
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLARIVATE PLC

Date: January 10, 2022	By:	/s/ Jerre Stead
	Name:	Jerre Stead
	Title:	Executive Chairman & Chief Executive Officer